Exhibit 99

Second Quarter 2003 Financial Review

July 16, 2003

Forward-Looking Statements

Today’s conference call, including this presentation, may contain certain forward-looking statements that are subject to numerous assumptions, risks or uncertainties. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. Forward-looking statements may be identified by words such as estimates, anticipates, projects, plans, expects, intends, believes, should and similar expressions and by the context in which they are used. Such statements are based upon current expectations of the company and speak only as of the date made. Actual results could differ materially from those contained in or implied by such forward-looking statements for a variety of factors including: sharp and/or rapid changes in interest rates; significant changes in the anticipated economic scenario which could materially change anticipated credit quality trends; the ability to generate loans and leases; significant cost, delay in, or ability to execute strategic initiatives designed to grow revenues and/or manage expenses; consummation of significant business combinations or divestitures; and significant changes in accounting, tax, or regulatory practices or requirements and factors noted in connection with forward-looking statements. Additionally, borrowers could suffer unanticipated losses without regard to general economic conditions. The results of these and other factors could cause differences from expectations in the level of defaults, changes in the risk characteristics of the loan and lease portfolio, and change sin the provision for loan and lease losses. Provident undertakes no obligations to update any forward-looking statements to reflect events or circumstances arising after the date on which they are made.

Second Quarter 2003 Financial Review

Introduction Tayfun Tuzun Senior Vice President, Treasury Services

Overview,Updates & Outlook Robert L. Hoverson President & Chief Executive Officer

Financial Results & Earnings Review Christopher J. Carey Executive Vice President & Chief Financial Officer

Credit Review James L. Gertie E xecutive Vice President & Chief Credit & Risk Officer

Question & Answer Session

Overview & Updates

■	Second quarter operating performance within range of expectations
-	Improved credit metrics; non-performing assets at lowest level in two years
-	Core lending portfolios up; lending portfolios in businesses being exited decreasing
■	Announced strategic repositioning
-	Second quarter sale of $471 million subprime residential mortgage loans
-	Second quarter sale of Merchants Services business
-	Sale of Florida branch network expected to close in third quarter
■	Actions in line with corporate operating strategy
-	Sharpening focus on core Midwest retail and commercial banking franchise
-	Sale of subprime mortgages positively impacts key credit quality metrics and reduces earnings volatility
-	Improved capital and liquidity levels

Second Quarter 2003 Financial Results
■	Reported EPS of 26¢
■	Excluding impact of transactions, produced 17% earnings growth
-	EPS @ 54¢ versus 46¢ in 2Q-02
■	EOP retail and commercial deposits increased 12% over 2Q-02; linked quarter increased 21%
■	Linked-quarter average loan growth up in selected portfolios
-	Regional Commercial Banking up 13%
-	Prime Home Equity up 28%
■	Net interest income up 7%
■	Net interest margin continues to be negatively impacted by the lower interest rate environment
■	Non-interest expenses up 4% over 2Q-02

Linked quarter growth annualized

Earnings Impact of Second & Third Quarter 2003 Transactions

	Pre-Tax	After-Tax
	Gain/(Loss)	Gain/(Loss)	EPS

Impact of Second Quarter 2003 Transactions
Earnings, excluding impact of transactions	$ 40.8	$ 27.4	$ 0.54

Sale of $471 million subprime residential mortgage loans	(40.1)*	(26.9)	(0.53)
Sale of Merchant Services Business	19.0	12.7	0.25

Earnings impact of transactions	(21.1)	(14.2)	(0.28)

Reported earnings, including impact of transactions	19.7	13.2	0.26

Estimated Impact of Third Quarter 2003 Transaction
Sale of Florida Operations	70.0	47.0	0.93

Estimated Aggregate Impact of Second & Third Quarter 2003 Transactions	$ 48.9	$ 32.8	$ 0.65

* net of $16 million of applicable allowance

Expected Earnings Pattern for 2003’s Third & Fourth Quarters

■	Key drivers of growth
-	Higher whole-loan sales in mortgage
-	Commercial loan growth
-	Improvement in credit
-	Growth in sub-servicing business

Financial Performance Highlights

	Quarter

	2Q-03	1Q-03	4Q-02	3Q-02	2Q-02

Earnings Per Share
Reported	$0.26	$0.51	$0.52	$0.47	$0.46
Adjusted *	$0.54	-	-	-	-

Return on Equity
Reported	5.86%	11.76%	12.38%	11.33%	10.91%
Adjusted *	12.14%	-	-	-	-

Return on Assets
Reported	0.30%	0.59%	0.62%	0.59%	0.57%
Adjusted *	0.61%	-	-	-	-

Net Interest Margin	2.32%	2.37%	2.36%	2.37%	2.45%

* Excluding impact of second quarter transactions

Non-Interest Income

($ in millions)

	Quarter

	2Q-03	1Q-03	2Q-02	2Q-03 % change from 2Q-02

Service Charges on Deposit Accounts	$ 12.4	$ 12.3	$ 10.9	14%
Loan Servicing Fees	9.4	10.7	8.4	12%
Commercial Mortgage Banking Revenue	10.8	10.3	6.0	80%
Other Service Charges & Fees	12.9	11.7	12.0	7%
Leasing Income	132.2	138.9	152.7	-13%
Cash Gain on Sale of Loans	7.1	4.9	4.5	59%
Warrant Gains	1.3	0.3	8.2	-84%
Net Securities Gains/(Losses)	0.9	1.5	0.7	31%
Net Gain on Merchant Services Business	19.0	-	-	n/m
Other	7.6	3.5	3.2	138%

Total	$ 213.8	$ 194.2	$ 206.6	3%

Non-Interest Expense

($ in millions)

	Quarter
	2Q-03	1Q-03	2Q-02	2Q-03 % change from 2Q-02

Salaries, Wages & Benefits	$ 65.8	$ 62.0	$ 58.7	12%
Charges & Fees	7.9	7.8	8.1	-3%
Occupancy	6.5	6.2	6.0	9%
Leasing Expense	90.8	95.8	104.5	-13%
Equipment Expense	6.8	6.9	6.0	14%
Disposition Cost of Subprime Loans	6.9	-	-	n/m
Other	41.4	43.3	33.3	24%

Total	$226.1	$222.1	$216.6	4%

Average Loan Growth

($ in millions)

	Linked Quarter

	2Q-03	1Q-03	2Q-03 % change from 1Q-03

Commercial	$ 7,193	$ 7,148	3%
Consumer	1,504	1,385	34%
Residential Mortgage	486	552	-48%

Total	$ 9,183	$ 9,085	4%

Linked-quarter growth annualized

Continued Focus on Growing Low-Cost Deposits

+12%
$6.3 B
EOP Retail & Commercial Deposits 2Q-02
$7.0 B
EOP Retail & Commercial Deposits 2Q-03
# of New DDAs
+25%
26,434
33,050
YTD 2002
YTD 2003

Capital Position

	Period Ended
	June 30, 2003	March 31, 2003	June 30, 2002

Tier I Regulatory Capital Ratio	9.78%	9.78%	9.75%
Total Regulatory Capital Ratio	11.65%	11.65%	11.91%
Tier 1 Leverage Ratio	7.61%	7.76%	7.96%
EOP Shareholders’ Equity to Assets	4.98%	4.96%	5.10%
Pro-forma EOP Shareholders’ Equity to Assets
(after conversion of REIT preferred securities to common)	5.90%	5.87%	6.07%

Credit Trends

■	Credit metrics showing improvement and positive trends; higher risk portfolios stabilizing
-	Leveraged Cash Flow portfolios showing signs of stabilization
-	Airline stocks and prospects recovered from February bottom
■	Sale of subprime loans improves credit quality metrics and clarifies risk profile
-	Reserve for loan and lease losses to non-performing assets increased 27 basis points from first quarter to 126%
-	Non-performing assets at lowest level in nearly two years
t	Declined $56 million from last quarter
t	Subprime loans sold represented $53 million, or 26% of NPAs
t	Loans 90 days past due and still accruing decreased to $6 million from $36 million last quarter
■	Net charge-offs excluding credit costs related to sale of subprime loans
-	2Q-03 @ 84 basis points or $19.2 million
-	YTD @ 78 basis points or $35.8 million

Reducing Higher Risk Exposures

■	Pursuing opportunities to reduce risk exposures and repositioning or exiting businesses that are not in line with operating strategy

EOP Loan & Lease Balances ($ in millions)

Summary & Outlook

■	Remaining cautiously optimistic on both growth opportunities and credit quality
■	Significant changes in corporate profile resulting from second quarter strategic actions
-	More focused attention on core franchise growth in Midwest
-	Repositioning or exiting businesses not in line with corporate operating strategies
■	Successfully transforming Provident into a company producing predictable returns and quality earnings growth

Provident Financial Group, Inc.

Provident Financial Group, Inc.